UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 12, 2011

DECKERS OUTDOOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22446	95-3015862
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

495A South Fairview Avenue, Goleta, California  93117

(Address of principal executive offices) (Zip Code)

(805) 967-7611

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)              Appointment of New Director

On September 12, 2011, at a meeting of the Board of Directors (the “Board”) of Deckers Outdoor Corporation (the “Company”), the Board appointed James Quinn and Lauri Shanahan to serve on the Board until the Company’s next annual meeting of stockholders or until a successor is elected and qualified.  There are no arrangements or understandings between Mr. Quinn or Ms. Shanahan and any other persons pursuant to which they were elected to serve on the Board.

In connection with the appointment of Mr. Quinn and Ms. Shanahan to the Board, each will enter into the Company’s standard form of indemnification agreement providing for indemnification and advancement of expenses to the fullest extent permitted by the General Corporation Law of the State of Delaware, incorporated by reference to the Form 8-K filed with the SEC on June 2, 2008.

In addition, Mr. Quinn and Ms. Shanahan shall receive compensation in accordance with the terms of the Company’s standard compensation policy for directors, which was disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 13, 2011.

A copy of the press release announcing the appointment of Mr. Quinn and Ms. Shanahan as directors of the Company is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)              Amendment to Bylaws

On September 12, 2011, at the same meeting of the Board, the Board amended the bylaws of the Company (the “Bylaws”) to modify the range of the authorized number of the directors of the Corporation to be no less than one and no more than ten, as fixed from time to time by resolution of the Board.  The Board subsequently fixed the number of directors of the Company at ten.

The foregoing description of the amendment to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the amendment to Article III, Section 3.2 (entitled “Number and Term of Office”) of the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K.  As required by Item 601(b)(3)(ii) of Regulation S-K, a complete copy of the Bylaws, as amended, will be filed as an exhibit to the Company’s next periodic report.

Item 9.01               Financial Statements and Exhibits

(d)               Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Amendment to Article III, Section 3.2 of the Company’s Bylaws
99.1	Press release, dated September 16, 2011, issued by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DECKERS OUTDOOR CORPORATION

Date: September 16, 2011
	By:	/s/ Thomas A. George
Name: Thomas A. George
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment to Article III, Section 3.2 of the Company’s Bylaws
99.1	Press release, dated September 16, 2011, issued by the Company